COMMON STOCK                                                        COMMON STOCK

                                        ABLE
                                [LOGO]  LABORATORIES
                                        INC.
    NUMBER                                                            SHARES

ABL

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                            ABLE LABORATORIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 00371N 10 0

THIS CERTIFIES THAT







IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK FOR
                          PAR VALUE OF $.01 PER SHARE

----------------------------ABLE LABORATORIES, INC.-----------------------------

(hereinafter called the ("Corporation") transferable on the books of the Corporation in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holders by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


                            ABLE LABORATORIES, INC.
                                   CORPORATE
                                      SEAL
                                      1988
                                    DELAWARE
                                       *


/s/ Dhananjay G. Wadekar                              /s/ C. Robert Cusick
--------------------------                            --------------------------
                 TREASURER                                 CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK, A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS, AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common
                       UNIF
                       GIFT MIN
                       ACT      -  .................Custodian...................
                                       (Cust)                       (Minor)
                                   under Uniform Gift to Minors
                                   Act.........................
                                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
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________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                               ________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.